COMMON SHARES	12 Months Ended
Dec. 31, 2012
COMMON SHARES
COMMON SHARES

14.                               COMMON SHARES

There were 101,313,015 common shares issued and outstanding as of December 31, 2011 after the issuance of 17,375,479 common shares to Focus Media Holding Limited, JJ Media Investment Holding Limited and an existing shareholder of the Company at the price of $3.97 per share in January 2011, the repurchase of 1,062,450 common shares at an average price of $1.77 per share by the Company pursuant to a share repurchase program during the year ended December 31, 2011, and the issuance of 105,098 common shares as a result of the exercise of 88,334 share options and issuance of 16,764 restricted shares (see Note 16).

There were 101,366,544 common shares issued and outstanding as of December 31, 2012 after the the issuance of 53,529 common shares as a result of the exercise of 39,100 share options and issuance of 14,429 restricted shares (see Note 16).